                                                                    EXHIBIT 10.7

                                   FORM OF

              MASTER COMMUNICATIONS LICENSE TRANSACTION AGREEMENT


     THIS MASTER COMMUNICATIONS LICENSE TRANSACTION AGREEMENT (this "Agreement") is made this _____ day of __________________, 1999 (the "Date of this
Agreement"), by and between CYPRESS COMMUNICATIONS, INC., a Delaware corporation having offices at Fifteen Piedmont Center, Suite 710, Atlanta, Georgia 30305 ("Cypress"), and ___________________________________________, a
______________________________, having an address at
___________________________________________________________ (collectively,
"Company"). Cypress and Company are sometimes referred to in this Agreement individually as a "Party" and collectively as the "Parties."

     WHEREAS, the Parties desire to execute definitive agreements by which: (a) Company would grant licenses to Cypress to permit Cypress to install, manage, and operate communications infrastructures within certain commercial office buildings owned, operated, or managed by Company or various affiliated entities, and to provide enhanced communications services within those buildings to tenants and other occupants thereof (the "Master Agreement"); and (b) Cypress would grant rights and options to Company to purchase shares of outstanding voting common stock in Cypress (the "Warrant Agreement"); and

     WHEREAS, the Parties agree that, in reliance upon each of the representations and warranties set forth in this Agreement, they will enter into, or use reasonable efforts to cause an affiliated entity as appropriate to enter into, a Communications License Agreement in the form of the attached Exhibit A, or a lease on substantially identical terms as such License
---------
Agreement, at Company's election (said License Agreement and lease being hereinafter referred to as the "License Agreement") with respect to each of the office buildings or office building complexes the Parties identify in the attached Exhibit B as amended from time to time in accordance with this
         ---------
Agreement ("Buildings List");

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the receipt and sufficiency of which the Parties hereby acknowledge, Cypress and Company hereby covenant and agree as follows:

1.   DEFINITIONS.

Terms used herein that are defined in the form License Agreement attached as Exhibit A hereto shall have the meanings given such terms unless a different
---------
meaning is expressly provided herein. In addition, the following terms shall have the following meanings for purposes of this Agreement:

(a) "Affiliate" shall mean and include any person or entity (i) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Party; (ii) that beneficially owns or holds, directly or indirectly by attribution, more than fifty percent (50%) of any class of the outstanding voting stock or other voting ownership interests of a Party; or (iii) more than fifty percent (50%) of the outstanding voting stock or other voting ownership interests (or in the case of a person or entity that is not a corporation, more than fifty percent (50%) of the equity interest) of which is beneficially owned or held, directly or indirectly by attribution, by a Party.

(b) "Building" or "Buildings" shall mean the applicable building(s) described in, and that are the subject of, a License Agreement.

(c) "Diligence Period" shall mean the period commencing upon the Date of this Agreement and ending at 5:00 p.m. on the sixtieth (60th) day thereafter.

(d) "GLA" shall mean, with respect to any Building, the gross leasable area within such Building, as stipulated in the License Agreement with respect to such Building.

(e) "Owner" shall mean, with respect to any Building, the person or entity holding record or beneficial title to such Building.

(f)  "Total GLA" shall mean the aggregate GLA of all Buildings.

2.     REPRESENTATIONS AND WARRANTIES.

       Each Party hereby represents and warrants to the other the following:

       (a) Such Party has full corporate power and authority to execute and deliver each License Agreement to which it is a party, and perform each of its obligations related thereto; and

       (b) As of the end of the Diligence Period, all consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery, and performance of each License Agreement to which such Party is a party and the performance of the obligations related thereto have been obtained or made.

3.     BUILDINGS LIST; OPERATIONS ROLLOUT SCHEDULE.

       (a) The list of commercial office buildings and commercial office building complexes attached to this Agreement as Exhibit B sets forth (i) the
                                                 ---------
buildings that are eligible to become the subject of one or more License Agreements executed by Cypress and either Company or the Owner thereof and (ii) the GLA for purposes of this Agreement or any License Agreement of each such building. The Parties may amend Exhibit B from time to time to reflect the
                                ---------
then-current identity of the Owner of such identified buildings, but no change in GLA will be permitted without Cypress's consent, which will not be unreasonably withheld. During the Diligence Period, Company shall have the right and option to remove certain building(s) that are not identified by an asterisk (*) on Exhibit B attached hereto from this Agreement and the Warrant Agreement,
       ---------
in accordance with Section 3(e) below, by notice to Cypress in accordance with
Section 6 below.

       (b) Before the expiration of the Diligence Period, Cypress and Company will negotiate diligently and in good faith to establish a schedule for Cypress to install Cypress's cable, electronics, and other equipment and facilities required to commence Cypress's operations pursuant to the respective License Agreements within each of the buildings remaining on Exhibit B after the Diligence Period. The mutually agreed schedule
             ---------
resulting from such negotiation shall be consistent with the schedules Cypress agrees upon with other commercial office building owners and managers entering into similar arrangements with Cypress during the Diligence Period and the Parties shall thereupon amend this Agreement and cause such schedule to be attached to this Agreement by such amendment as Exhibit C. Cypress shall not
                                                ---------
discriminate among any such commercial office building owners and managers in the offering or completion of the terms, conditions, or operations rollout schedules of such arrangements.

     (c) From time to time in accordance with the rollout schedule attached hereto as Exhibit C, Cypress may request of Company in writing that Cypress and
          ---------
Company, or, as applicable, the Affiliate or other third party Owner of the applicable buildings, execute a License Agreement with respect to one or more buildings listed in the then-current Exhibit B. Within thirty (30) days after
                                     ---------
Cypress makes any such written request, Cypress and Company or the Affiliate or other third party Owner shall (i) negotiate diligently and in good faith to establish the location of the Licensed Area in such Building(s) and (ii) execute a separate License Agreement for each such Building or complex of Buildings in accordance with the terms of this Agreement. Each such License Agreement shall be substantially in the form of Exhibit A attached hereto and shall (x) identify
                                ---------
and describe the Building and Licensed Area with respect to such License Agreement, and (y) identify any Building-specific access or construction issues with respect to such Building.

     (d)  On Exhibit B attached hereto, Company has designated the nature of the
             ---------
license to be granted to Cypress, on a per building basis, for each of the buildings on Exhibit B, i.e., Exclusive, Semi-Exclusive or Non-Exclusive (as
             ---------
those terms are defined in the form License Agreement attached as Exhibit A).
                                                                  ---------
Company represents that at least 75% of Total GLA represented on Exhibit B has
                                                                 ---------
received the same type of designation by Company (that is, Exclusive, Semi-Exclusive or Non-Exclusive).

     (e) With respect to each building identified with an asterisk (*) on Exhibit B attached to this Agreement on the Date of this Agreement, Company
---------
represents and warrants to Cypress that: (i) either Company or an Owner or Affiliate designated by Company to be the licensor with respect thereto is duly authorized to enter into a License Agreement and to grant to Cypress the rights described therein, and (ii) for each building as to which Company designates an Owner (other than Company) or Affiliate as the proper licensor under a License Agreement, Company has obtained the agreement of such Owner or Affiliate that it will enter into a License Agreement with Cypress pertaining to such building. With respect to each building that is not identified with an asterisk, as aforesaid, Company represents and warrants that, as of the Date of this Agreement, Company has commenced discussions with, and solicited the approval of, Company's partners, joint venturers, investors and Affiliates having an interest in such building (collectively, "Partners"), or the Owners of such building, as applicable, with respect to the proposed grant of license contemplated in this Agreement. Moreover, during the Diligence Period, Company covenants and agrees to undertake commercially reasonable efforts to obtain from such Partners and Owners, as necessary, (y) written authority to execute License Agreements for and on behalf of such Partners and Owners or (z) written agreements with respect to such buildings which convey to Cypress the rights described in this Agreement.

Company shall have the right and option to remove any building(s) from Exhibit B
                                                                       ---------
on or before the expiration of the Diligence Period only if such buildings are not identified by an asterisk on Exhibit B as of the date of this Agreement and,
                                 ---------
despite Company's diligent good faith efforts, (1) the Owners or Company's Partners having an interest in such building(s) refuse to participate in the program contemplated in this Agreement or (2) such Owners or Partners are prohibited from participating in such program as a matter of law or contract, or pursuant to such Owner's or Partner's organization, authorization or governing documents. Within fifteen (15) days after the expiration of the Diligence Period, the Parties shall attach a finalized Exhibit B to this Agreement in
                                             ---------
accordance with any permitted withdrawal(s) by Company or Cypress during the Diligence Period, as described above. By attaching the finalized Exhibit B to
                                                                 ---------
this Agreement, Company shall be deemed to have restated and reaffirmed the foregoing representations and warranties with respect to all buildings set forth on such finalized Exhibit B, except with respect to any building(s) for which
                  ---------
the appropriate Owner or Partner of Company has delivered such representation and warranty to Cypress in writing within fifteen (15) days after the expiration of the Diligence Period.

     (f) With respect to any other buildings that may be owned, managed or controlled by Company or its Affiliates at any time during the term of this Agreement, but which do not appear on Exhibit B, Company, Company's Affiliates
                                      ---------
and Cypress may by mutual agreement enter into License Agreements for such other buildings; provided, however, that any such subsequent License Agreement shall not affect the number of warrants conveyed to Company under the Warrant Agreement (except to substitute buildings for previously-designated buildings sold by an Owner or affiliate, to the extent and as provided in the Warrant Agreement) or extend to Company the right to make additional purchases under the Warrant Agreement.


4.   CORPORATE SERVICES.

Subject to available space and other technical conditions, Cypress shall provide, at no charge to Company and so long as any License Agreement between the parties is in effect, high speed data and Internet connections (with T1 or equivalent or greater capacity) between the Internet backbone and one (1) corporate office of Company provided, however, that Company shall be responsible for payment of any taxes, tariffs, user fees, or other charges that may be imposed by any government entity or utility provider on account of Company's access, use, or connection therewith. Subject to the foregoing, such Services shall be provided to Company subject to and in accordance with the terms, conditions and limitations of the mutually agreed subscription agreement attached as Exhibit D.
            ---------

5.   ASSIGNMENT.

Except as hereinafter expressly provided, neither this Agreement, nor the rights, obligations or duties of either Party under this Agreement may be assigned or delegated to any other party, person, or entity without the prior written consent of the other Party hereto, and any attempted assignment or delegation without such consent shall be void. Notwithstanding the foregoing, Cypress has the right, without the consent of Company, to assign its rights, obligations or duties under this Agreement to an Affiliate of Cypress or to any entity in connection with a merger or consolidation of Cypress under another entity or the sale of all or substantially all of the assets of Cypress to another entity.

6.   NOTICE.

All notices which may be given by either Party to the other shall be in writing and shall be deemed to have been duly given (a) on the date of dispatch when delivered in person, (b) one day after dispatch when sent by overnight courier, maintaining records of receipt, and (c) on the date of dispatch when sent by facsimile during normal business hours with telephone confirmation of receipt (and with confirmation notice given by one of the other approved methods of delivery within three (3) days after such facsimile transmission) and addressed as follows:

If to Company:



Attention:
Facsimile No.:


If to Cypress:

Cypress Communications, Inc.
Fifteen Piedmont Center, Suite 710
Atlanta, Georgia 30305

Attention: Mr. Ward C. Bourdeaux, Jr.
Fax No.:  (404) 869-2525

7.   SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon the Parties and their respective successors and permitted assigns and all references herein to a Party shall include such successors and permitted assigns of such party.

8.   AMENDMENTS.

This Agreement may be amended only by written agreement signed by authorized representatives of the Parties. No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by on or on behalf of the Party against whom such waiver or consent is claimed.

9.   WAIVER.

No failure of either Party to strictly enforce any term, right, or condition of this Agreement shall be construed as a waiver of such term, right or condition.

10.  ANNOUNCEMENTS.

Neither Company nor Cypress shall use the name, logo, or trademarks of the other party in any advertising, promotional material, or trade display, or for any other commercial purpose, or issue any press release or make any written public announcement relating to this Agreement, except where required by law or allowed by the prior written consent of the other party; provided, that any such consent
                                                 --------
shall not be unreasonably withheld. Without limiting the generality of the foregoing, (a) Company may in any case withhold its consent to any such press release or public announcement relating to this Agreement if it determines that any such press release or public announcement is likely to damage its public reputation, goodwill, or relationships with its tenants and (b) Cypress may in any case withhold its consent to any such press release or public announcement relating to this Agreement if it determines that any such press release or public announcement is likely to damage its public reputation, goodwill, or relationships with its customers. Notwithstanding the foregoing, Cypress may provide a copy of this Agreement to any other licensor-participant in any program comparable to the stock warrant program contemplated hereunder (in which Cypress has granted stock warrants in consideration for license rights), provided that all such persons shall maintain the disclosed information in confidence at all times thereafter.


11.  SEVERABILITY.

If a court or other lawful authority of competent jurisdiction declares that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect, such declaration shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained in this Agreement.

12.  GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law.
The Parties hereby submit to the non-exclusive jurisdiction of the federal and state courts of the State of Delaware with respect to any action or proceeding that may be instituted in connection with this Agreement.

13.  HEADINGS.

The headings and numbering of articles, sections and paragraphs in the Agreement are for convenience only and shall not be construed to define or limit any of the terms or conditions in this Agreement or affect the meaning or interpretation of this Agreement.

14.  ENTIRE AGREEMENT.

This Agreement, the Warrant Agreement, the License Agreements and the other agreements contemplated thereby or affixed thereto, together constitute the entire agreement between the Parties with respect to the subject matter of this Agreement, and supersede all prior oral or written agreements, representations, statements, negotiations, understandings, and proposals relating to the subject matter of this Agreement. The stock warrants to be issued under the Warrant Agreement shall be in addition to, and not in lieu of, License Fees to be paid under the License Agreements.

15.  COUNTERPARTS.

For the convenience of the Parties, this Agreement may be executed in several counterparts, each of which when so executed shall be, and be deemed to be, an original instrument and such counterparts together shall constitute one and the same instrument (and notwithstanding their date of execution shall be deemed to bear a date as of the date of this Agreement). This Agreement may also be executed by facsimile, with each Party's facsimile signature being as binding on such Party as an original signature.


[Signatures appear on the following page.]
------------------------------------------

     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed for it and on its behalf as of the day and year first above written.


                                          CYPRESS COMMUNICATIONS, INC.

                                          ____________________________
                                          Ward C. Bourdeaux,
                                          Executive Vice President
                                          _____________________________
By:  ______________________               Date
     Signature

     ______________________
     Printed Name

     ______________________
     Title


   __________________________________________________________________________

                                     DATE
                                     ----